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                                                                   EXHIBIT 99(b)



           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Northland Cable Properties Eight Limited Partnership (the "Partnership") on Form 10Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Gary Jones, President of Northland Communications Corporation, the General Partner, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

        (1)     The Form 10-Q fully complies with the requirements of Section 13
                (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

        (2) The information contained in the Form 10-Q fairly presents in all material respects, the financial condition and results of operations of the Partnership.



Dated:  November 12, 2002





                                BY: /s/ GARY S. JONES
                                    --------------------------------------------
                                    Gary S. Jones
                                    President
                                    (Principal Financial and Accounting Officer)